UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported): April 11, 2014

BERRY PLASTICS GROUP, INC.
(Exact name of registrant as specified in charter)

Delaware	1-35672	20-5234618
(State of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

101 Oakley Street
Evansville, Indiana 47710
 (Address of principal executive offices / Zip Code)

(812) 424-2904
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act.
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act.
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act.
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act.

Item 5.02.        Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On April 11, 2014, Idalene F. (Idie) Kesner and Jonathan F. Foster were appointed to the board of directors of Berry Plastics Group, Inc. (the “Registrant”).  Ms. Kesner will serve on the Registrant’s Nominating and Corporate Governance Committee, and Mr. Foster will serve on its Compensation Committee. Ms. Kesner and Mr. Foster will fill the seats on the board of directors vacated by Anthony M. Civale and Donald C. Graham,  who tendered their resignations to the Registrant effective April 11, 2014.

Item 9.01                      Financial Statements and Exhibits

(d)           Exhibits.

Exhibit
Number                                Description

99.1	Press Release issued by Berry Plastics Group, Inc., dated as of April 14, 2014.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

BERRY PLASTICS GROUP, INC. (Registrant)

Dated: April 14, 2014	By:	/s/Jason Greene
	Title:	Executive Vice President and General Counsel